SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 29, 2001



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


          Texas                            1-9876                 74-1464203

(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification Number)



            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  5.    OTHER  EVENTS.

     On November 15, 2001, Weingarten Realty Investors filed a Registration Statement on Form S-4 (Registration No. 333-73438). Weingarten is filing herewith Exhibits 4.2, 4.3 and 4.4 thereto.



ITEM  7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits

     The  following  exhibits  are  filed  with  this  report:

     4.2     Form  of  7%  Note  due  July  15,  2011

     4.3 Registration Rights Agreement, dated as of July 12, 2001, among Weingarten Realty Investors, Banc One Capital Markets, Inc., Commerzbank Securities, Daiwa Securities SMBC Europe Limited, First Union Securities, Inc., PNC Capital Markets, Inc., SouthTrust Securities, Inc. and Wells Fargo Brokerage Services, LLC.

     4.4 Purchase Agreement, dated as of July 12, 2001, among Weingarten Realty Investors, Banc One Capital Markets, Inc., Commerzbank Securities, Daiwa Securities SMBC Europe Limited, First Union Securities, Inc., PNC Capital Markets, Inc., SouthTrust Securities, Inc. and Wells Fargo Brokerage Services, LLC.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November  29,  2001
                                    WEINGARTEN  REALTY  INVESTORS



                                    By:  /s/     Joe D. Shafer
                                         ------------------------------------
                                         Joe D. Shafer
                                         Vice  President/Controller

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                                INDEX TO EXHIBITS


     4.2     Form  of  7%  Note  due  July  15,  2011

     4.3 Registration Rights Agreement, dated as of July 12, 2001, among Weingarten Realty Investors, Banc One Capital Markets, Inc., Commerzbank Securities, Daiwa Securities SMBC Europe Limited, First Union Securities, Inc., PNC Capital Markets, Inc., SouthTrust Securities, Inc. and Wells Fargo Brokerage Services, LLC.

     4.4 Purchase Agreement, dated as of July 12, 2001, among Weingarten Realty Investors, Banc One Capital Markets, Inc., Commerzbank Securities, Daiwa Securities SMBC Europe Limited, First Union Securities, Inc., PNC Capital Markets, Inc., SouthTrust Securities, Inc. and Wells Fargo Brokerage Services, LLC.

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